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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) JANUARY 10, 2007

                             HAROLD'S STORES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    OKLAHOMA
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                 (State or Other Jurisdiction of Incorporation)

            1-10892                                     73-1308796
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   (Commission File Number)                  (IRS Employer Identification No.)


        5919 MAPLE AVE. DALLAS, TX                             75235
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 (Address of Principal Executive Offices)                   (Zip Code)

                                 (214) 366-0600
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     Pursuant to Item 2.02 of Form 8-K, on January 4, 2007, Harold's Stores, Inc. (the "Company") issued a press release announcing its sales for the holiday period of October 29, 2006 through December 30, 2006. A copy of the release is included as an exhibit to this report.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     The following exhibits are included with this report:

Exhibit No.      Description
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99.1             Company Press Release dated January 4, 2007



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      HAROLD'S STORES, INC.


                                      By: /s/ Jodi Taylor
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Date: January 10, 2007                    Jodi Taylor, Chief Financial Officer









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                                INDEX TO EXHIBITS

Exhibit No.      Description
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99.1             Company Press Release dated January 4, 2007